UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-23264	35-1542018
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE EMMIS PLAZA, 40 MONUMENT CIRCLE, SUITE 700, INDIANAPOLIS, INDIANA	46204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 317-266-0100

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On May 25, 2010, Emmis Communications Corporation (“Emmis”), an Indiana corporation, JS Acquisition, LLC (“JS Parent”), an Indiana limited liability company that is wholly-owned by Mr. Jeffrey H. Smulyan, the Chairman, Chief Executive Officer and President of Emmis, and JS Acquisition, Inc. (“JS Acquisition”), an Indiana corporation whose equity securities are owned entirely by Mr. Smulyan, and JS Parent entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon the successful completion of JS Acquisition’s offer to purchase all of the outstanding shares of Class A Common Stock, par value $0.01 per share, of Emmis (the “Class A Shares”, and such offer to purchase, the “Offer”), JS Acquisition would merge with and into Emmis, with Emmis surviving the merger as a subsidiary whose equity securities are owned entirely by JS Parent and Mr. Smulyan (the “Merger”). Among the conditions to the Merger Agreement was that JS Acquisition have purchased Class A Shares pursuant to the Offer and among the conditions to the Offer was that certain amendments to the terms of the 6.25% Series A Preferred Stock, $0.01 par value, of Emmis obtained the required vote at a special meeting of Emmis shareholders prior to the expiration of the Offer.

On September 9, 2010, the special meeting of Emmis shareholders was held at 8:30 am, local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204, and the required vote of Emmis shareholders was not obtained. Accordingly, the required vote was not obtained prior to the expiration of the Offer, and as a result, since the condition was not satisfied, the Offer was terminated. No Class A Shares were accepted for payment, and the depositary for the Class A Shares was instructed to return all Class A Shares tendered into the Offer to the tendering shareholders, without any action required on the part of the shareholders.

On September 27, 2010, Alden Media Holdings, LLC delivered a notice to JS Parent pursuant to Section 8.1(c) of the Securities Purchase Agreement, dated May 24, 2010, by and among Alden Global Distressed Opportunities Master Fund, L.P., Alden Global Value Recovery Master Fund, L.P., Alden Media Holdings, LLC, JS Parent and Mr. Smulyan, electing to terminate the Securities Purchase Agreement because the conditions to the Offer were not satisfied or waived as of the close of business on September 24, 2010. As a result, on the same day, the Rollover Agreement, dated May 24, 2010, by and among JS Parent and the Rolling Shareholders (as defined therein), was automatically terminated pursuant to Section 5.3 thereof.

Pursuant to Section 10.01(b)(i) of the Merger Agreement, the Merger Agreement may be terminated and the Offer and/or the Merger may be abandoned at any time by JS Parent prior to the effective time of the Merger if the date on which the Class A Shares are first accepted for payment shall not have occurred on or before September 24, 2010. In light of the termination of the Offer, on September 29, 2010, JS Parent sent a notice of termination to Emmis pursuant to Section 10.01(b)(i) of the Merger Agreement, terminating the Merger Agreement. Consequently, the holders of Class A Shares will remain as shareholders of Emmis and Emmis will continue to operate under its current structure. Accordingly, the Merger will not be pursued at this time. The foregoing description is qualified in its entirety by reference to the text of the notice of termination, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.

Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Quarterly Report on Form 10-Q, for the quarterly period ended May 31, 2010 and filed with the SEC on July 15, 2010, its Annual Report on Form 10-K, as amended,  for the fiscal year ended February 28, 2010 and Definitive Proxy Statement/Offer to Exchange filed with the SEC on July 6, 2010, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed transactions described above due to the failure to satisfy the conditions required to complete the proposed transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the proposed transactions, (3) the ability to recognize the benefits of the proposed transactions, (4) the amount of the costs, fees, expenses and charges related to the proposed transactions, (5) general industry conditions such as the competitive environment, (6) regulatory matters and risks, (7) legislative developments, (8) changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the proposed transactions may not be satisfied, and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time period.

Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond Emmis’ ability to control or predict. Emmis undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ filings with the SEC, including but not limited to its Quarterly Report on Form 10-Q, for the quarterly period ended May 31, 2010 and filed with the SEC on July 15, 2010, its

Annual Report on Form 10-K, as amended, for the fiscal year ended February 28, 2010 and Definitive Proxy Statement/Offer to Exchange filed with the SEC on July 6, 2010. These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description

2.1	Notice of Termination of Agreement and Plan of Merger from JS Acquisition, LLC to Emmis Communications Corporation, dated as of September 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: September 29, 2010	By:	/s/ J. Scott Enright
		Name:	J. Scott Enright
		Title:	Executive Vice President, General Counsel and Secretary